UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2012

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2012, the Board of Directors of Huntington Bancshares Incorporated adopted Amended and Restated Bylaws. The Bylaws were amended and restated to: update the provision governing the place of meetings of stockholders (Section 1.03); clarify that business may continue to be conducted at a meeting of stockholders even after the withdrawal of enough stockholders to leave less than a quorum (Section 1.05); expand the information required to be disclosed by a stockholder proposing a nomination for election to the Board or other business (Section 1.08); list the powers of the chairman of the stockholders meeting over the conduct of the meeting (Section 1.09); clarify the responsibilities of the inspectors of election and provisions for their appointment (Section 1.10); clarify that vacancies on the Board of Directors do not affect the company or the powers of the Board (Section 2.04); clarify quorum procedures (Sections 2.08 and 2.09); include procedures for chairing Board meetings (Section 2.10); permit unanimous Board consent via electronic transmission (Section 2.11); add authorization for the Board and stockholders to ratify prior actions or inactions by the company (Section 2.15); add a provision to provide for procedural flexibility in the event of an emergency (Section 2.16); update the authority of the Board to delegate any powers to a board committee except as prohibited by law (Section 3.01); provide procedures for noticing and chairing of Board committee meetings, and permit unanimous consents via electronic transmission (Section 3.02); delete the requirement that the president must be a director (Section 4.01); provide that the Board may designate an executive or non-executive chairman (Section 4.03); describe the duties of the chief executive officer and other senior officers (Sections 4.04, 4.06 and 4.07); provide that the compensation of the officers shall be fixed under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of also being a director (Section 4.12); provide expressly that a stockholder is not entitled to a stock certificate and other provisions consistent with the Direct Registration System eligibility requirements (Sections 5.01, 5.02 and 5.06); delete language regarding the closing of transfer books in lieu of fixing a record date (Section 5.03); reference statutory provisions relating to fractional shares (Section 5.07); clarify that the Board may authorize any officer or agent to execute contracts on behalf of the company (Section 7.05); clarify that there must be a principal office in Maryland, but that the Board may authorize a principal executive office elsewhere (Section 7.07); clarify indemnification under the charter (Article 8); and make other non-substantive and conforming changes. The foregoing description is qualified in its entirety by the text of the Amended and Restated Bylaws, a copy of which is attached hereto and filed as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 3.1 - Huntington Bancshares Incorporated, Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

July 24, 2012	By:	Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Huntington Bancshares Incorporated, Amended and Restated Bylaws